EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated May 2, 2001, included in Access Health Alternatives, Inc.'s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 (File No. 0-26445), and to all references to our Firm included in this registration statement.


Dillon, Colorado

October 16, 2002                             /s/ James Scheifley and Associates